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EXHIBIT 10.13.4

AMENDMENT TO THE
WASHINGTON MUTUAL, INC.
CASH BALANCE PENSION PLAN

        THIS AMENDMENT is made to the Washington Mutual, Inc. Cash Balance Pension Plan (the "Plan") by Washington Mutual, Inc. (the "Company") on this 19th day of February 2002.

RECITALS:

        WHEREAS, the Company maintains the Plan for the benefit of its eligible employees; and

        WHEREAS, the Company has agreed to acquire certain assets from HomeSide Lending, Inc. ("HomeSide"); and

        WHEREAS, the Company has agreed to provide the former employees of HomeSide who continue employment with the Company upon the termination of the lease period with certain credits for eligibility, vesting and benefit service; and

        WHEREAS, the Company desires to amend the Plan to provide for such credits; and

        WHEREAS, the Company may amend the Plan at any time pursuant to Section 12.1;

        NOW, THEREFORE, effective March 1, 2002, the Plan is hereby amended as follows:

        1.    Section 2.37(a) is amended by the addition of a new paragraph (28), to read as set forth below:

    (28)    Effective July 1, 2002, Employees who were employed by HomeSide Lending, Inc. as of June 30, 2002 and who are employed by the Company on July 1, 2002 shall, after June 30, 2002, be credited with Service for service performed with HomeSide Lending, Inc. or its affiliates and subsidiaries, provided that such Employees shall only be credited with such service to the extent that it does not exceed the lesser of their actual service with HomeSide Lending, Inc. and four months.

        2.    Section 2.37 is amended by the addition of a new subsection (c)(iii) to read as set forth below:

    (iii)    After June 30, 2002, Employees who are credited with Service pursuant to Section 2.37(a)(28) shall have their service with HomeSide Lending, Inc. and its affiliates credited as Years of Benefit Service for purposes of this Plan, provided that such Employees shall only be credited with such service to the extent that it does not exceed the lesser of their actual service with HomeSide Lending, Inc. and four months.

        IN WITNESS WHEREOF, the undersigned, an authorized officer of the Company, has executed this amendment on the day and year first written above.

WASHINGTON MUTUAL, INC.
By:

Its:

1

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AMENDMENT TO THE WASHINGTON MUTUAL, INC. CASH BALANCE PENSION PLAN
RECITALS